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                                                                    EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement # 333-85945 on Form S-8 of Net2Phone, Inc. of our report dated September 22, 1999 with respect to the financial statements of Net2Phone included in this Annual Report on Form 10K for the year ended July 31, 1999, filed with the Securities and Exchange Commission.


                                               /s/ Ernst & Young LLP

New York, New York
November 2, 1999